UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2018

Magnolia Oil & Gas Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38083	81-5365682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 400

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(713) 842-9050

(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On July 31, 2018 (the “Closing Date”), Magnolia Oil & Gas Corporation (formerly known as TPG Pace Energy Holdings Corp.) consummated the previously announced acquisition of:

•

certain right, title and interest in certain oil and natural gas assets located primarily in the Karnes County portion of the Eagle Ford Shale in South Texas (the “Karnes County Assets”), pursuant to that certain Contribution and Merger Agreement (as subsequently amended, the “Karnes County Contribution Agreement”), by and among TPGE (as defined below), Magnolia Oil & Gas Parent LLC (formerly known as TPG Pace Energy Parent LLC), a Delaware limited liability company (“Magnolia LLC”), EnerVest Energy Institutional Fund XIV-A, L.P., a Delaware limited partnership (“EV XIV-A”), EnerVest Energy Institutional Fund XIV-WIC, L.P., a Delaware limited partnership (“EV XIV-WIC”), EnerVest Energy Institutional Fund XIV-2A,L.P., a Delaware limited partnership (“EV XIV-2A”), EnerVest Energy Institutional Fund XIV-3A, L.P., a Delaware limited partnership (“EV XIV-3A”), EnerVest Energy Institutional Fund XIV-C, L.P., a Delaware limited partnership (“EV XIV-C”), and EnerVest Energy Institutional Fund XIV-C-AIV, L.P., a Delaware limited partnership (“EV XIV-C-AIV” and, together with EV XIV-A, EV XIV-WIC, EV XIV-2A, EV XIV-3A and EV XIV-C, the “Karnes County Contributors”);

•

certain right, title and interest in certain oil and natural gas assets located primarily in the Giddings Field of the Austin Chalk (the “Giddings Assets”), pursuant to that certain Purchase and Sale Agreement (the “Giddings Purchase Agreement”) by and among Magnolia LLC, EnerVest Energy Institutional Fund XI-A, L.P., a Delaware limited partnership (“EV XI-A”), EnerVest Energy Institutional Fund XI-WI, L.P., a Delaware limited partnership (“EV XI-WI”), EnerVest Holding, L.P., a Texas limited partnership (“EV Holding”), and EnerVest Wachovia Co-Investment Partnership, L.P., a Delaware limited partnership (“EV Co-Invest” and, together with EV XI-A, EV XI-WI and EV Holding, the “Giddings Sellers”); and

•

an approximate 35% membership interest (the “Ironwood Interests” and together with the Karnes County Assets and the Giddings Assets, the “Target Assets”) in Ironwood Eagle Ford Midstream, LLC, a Texas limited liability company, which owns an Eagle Ford gathering system, pursuant to that certain Membership Interest Purchase Agreement (the “Ironwood MIPA” and, together with the Karnes County Contribution Agreement and the Giddings Purchase Agreement, the “Business Combination Agreements”) by and among Magnolia LLC, EV XIV-A, EV XIV-WIC and EV XIV-C (EV XIV-A, EV XIV-WIC and EV XIV-C, collectively, the “Ironwood Sellers” and, together with the Karnes County Contributors and the Giddings Sellers, the “Sellers”).

We refer to the acquisitions and the other transactions contemplated by the Business Combination Agreements as the “Business Combination.” Following the completion of the Business Combination, our consolidated subsidiary, Magnolia Oil & Gas Operating, LLC, a Delaware limited liability company (“Magnolia Operating”), owns all of the Target Assets, and we will operate our business through Magnolia Operating.

In connection with the closing of the Business Combination (the “Closing”), the Company changed its name from TPG Pace Energy Holdings Corp. to Magnolia Oil & Gas Corporation. Unless the context otherwise requires, “TPGE” refers to the registrant prior to the Closing, and “we,” “us,” “our” and the “Company” refer to the registrant and, where appropriate, its subsidiaries, including Magnolia LLC and Magnolia Operating, following the Closing.

On August 6, 2018, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the closing of the Business Combination and related matters in Items 1.01, 1.02, 2.01, 2.03, 3.02, 3.03, 5.01, 5.02 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Form 8-K to include additional matters related to the closing of the Business Combination under Items 5.03 and 5.06.

Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Original Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, TPGE’s Charter was amended and restated to, among other things:

•	change the name of the Company to “Magnolia Oil & Gas Corporation”;

•	create a new class of capital stock, the Class B Common Stock, par value $0.0001 per share;

•	increase the number of authorized shares of the Company’s Class A Common Stock from 200,000,000 shares to 1,300,000,000 shares;

•	change the term of office of members of the Board of Directors from a two-year term to a one-year term;

•	provide for the ability of the Company’s stockholders to act by written consent if certain conditions are met;

•	adopt Delaware as the exclusive forum for certain stockholder litigation; and

•	eliminate certain provisions relating to the Company’s initial business combination that are no longer applicable to the Company following the Closing.

A copy of the A&R Charter is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference, and the foregoing description of the A&R Charter is qualified in its entirety by reference thereto.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an initial business combination as required by TPGE’s Charter, the Company ceased to be a shell company, as defined in Rule 12b-2 of the Exchange Act, as of the Closing Date. The material terms of the Business Combination are described in the Proxy Statement in the section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 109, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1*	Second Amended and Restated Certificate of Incorporation of Magnolia Oil & Gas Corporation dated as of July 31, 2018.

4.1*	Indenture, dated as of July 31, 2018, by and among Magnolia Oil & Gas Operating LLC, Magnolia Oil & Gas Finance Corp. and Deutsche Bank Trust Company Americas, as trustee.

4.2*	Registration Rights Agreement, dated as of July 31, 2018, by and among Magnolia Oil & Gas Corporation, EnerVest Energy Institutional Fund XIV-A, L.P., EnerVest Energy Institutional Fund XIV-WIC, L.P., EnerVest Energy Institutional Fund XIV-2A,L.P., EnerVest Energy Institutional Fund XIV-3A, L.P., EnerVest Energy Institutional Fund XIV-C, L.P., EnerVest Energy Institutional Fund XIV-C-AIV, L.P., TPG Pace Energy Sponsor, LLC, Arcilia Acosta, Edward Djerejian, Chad Leat and Dan F. Smith.

4.3*	Stockholder Agreement, dated as of July 31, 2018, by and among Magnolia Oil & Gas Corporation, EnerVest Energy Institutional Fund XIV-A, L.P., EnerVest Energy Institutional Fund XIV-WIC, L.P., EnerVest Energy Institutional Fund XIV-2A,L.P., EnerVest Energy Institutional Fund XIV-3A, L.P., EnerVest Energy Institutional Fund XIV-C, L.P., EnerVest Energy Institutional Fund XIV-C-AIV, L.P. and TPG Pace Energy Sponsor, LLC.

10.1*	Credit Agreement, dated as of July 31, 2018, by and among, Magnolia Oil & Gas Intermediate LLC (f/k/a TPG Pace Energy Intermediate LLC), Magnolia Oil & Gas Operating LLC, the lenders from time to time party thereto, Citibank, N.A., as administrative agent and collateral agent, as the swingline lender and an issuing bank and each other issuing bank from time to time party thereto.

10.2*	Amended and Restated Limited Liability Company Agreement of Magnolia Oil & Gas Parent LLC, dated as of July 31, 2018.

10.3*	Non-Competition Agreement, by and between Magnolia Oil & Gas Corporation and EnerVest Ltd., dated as of July 31, 2018.

10.4*	Form of Indemnity Agreement.

10.5*	Services Agreement, by and between Magnolia Oil & Gas Corporation and EnerVest Operating L.L.C., dated as of July 31, 2018.

10.6*	Magnolia Oil & Gas Corporation Long Term Incentive Plan.

10.7*	Form of Restricted Stock Unit Agreement under the Magnolia Oil & Gas Corporation Long Term Incentive Plan.

10.8*	Form of Performance Share Unit Agreement under the Magnolia Oil & Gas Corporation Long Term Incentive Plan.

10.9*	Form of Non-Employee Director Restricted Stock Unit Agreement under the Magnolia Oil & Gas Corporation Long Term Incentive Plan.

10.10*	Director Compensation Program.

21.1*	Subsidiaries of the Registrant.

99.1	Financial statements of the Karnes County Business for the two years ended December 31, 2017 and 2016, and the period from September 30, 2015 (inception) to December 30, 2015 and the three months ended March 31, 2018 (incorporated by reference to TPGE’s definitive proxy statement filed with the SEC on July 2, 2018).

99.2	Financial statements of the AM Assets as of and for the period ended January 1, 2015 to September 30, 2015 (incorporated by reference to TPGE’s definitive proxy statement filed with the SEC on July 2, 2018).

99.3	Statements of revenue and direct operating expenses of the Giddings Assets for the years ended December 31, 2017, 2016 and 2015 (incorporated by reference to TPGE’s definitive proxy statement filed with the SEC on July 2, 2018).

99.4	Statements of revenues and direct operating expenses of properties located in the Eagle Ford Shale (the “Acquired Properties) for the years ended December 31, 2015 and December 31, 2016 and the one month ended January 31, 2017 (incorporated by reference to TPGE’s definitive proxy statement filed with the SEC on July 2, 2018).

99.5	Financial statements of GulfTex Karnes EFS, LP as of December 31, 2015 and April 27, 2016, for the year ended December 31, 2015 and the period from January 1, 2016 to April 27, 2016 (incorporated by reference to TPGE’s definitive proxy statement filed with the SEC on July 2, 2018).

99.6	Financial statements of GulfTex Energy III, LP as of December 31, 2015 and April 27, 2016, for the year ended December 31, 2015 and the period from January 1, 2016 to April 27, 2016 (incorporated by reference to TPGE’s definitive proxy statement filed with the SEC on July 2, 2018).

99.7	Statement of revenue and direct operating expenses of the Subsequent GulfTex Assets for the year ended December 31, 2017 (incorporated by reference to TPGE’s definitive proxy statement filed with the SEC on July 2, 2018).

99.8	Unaudited pro forma condensed combined consolidated financial information of TPG Pace Energy Holdings Corp. for the year ended December 31, 2017 and the three months ended March 31, 2018 (incorporated by reference to TPGE’s definitive proxy statement filed with the SEC on July 2, 2018).

99.9	Reserve Report, dated April 5, 2018 (incorporated by reference to Annex L of TPGE’s definitive proxy statement filed with the SEC on July 2, 2018).

*	Previously filed with the Company’s Current Report on Form 8-K filed on August 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNOLIA OIL & GAS CORPORATION

Date: August 6, 2018	By:	/s/ Stephen Chazen
	Name:	Stephen Chazen
	Title:	President and Chief Executive Officer